Regency Energy Partners
RBC MLP Conference Panel
November 18, 2010



REGENCY
ENERGY PARTNERS

Forward-Looking Statements

REGENCY ENERGY PARTNERS

Certain matters discussed in this report include "forward-looking" statements. Forward-looking statements are identified as any statement that does not relate strictly to historical or current facts. Statements using words such as "anticipate," "believe," "intend," "project," "plan," "expect," "continue," "estimate," "goal," "forecast," "may" or similar expressions help identify forward-looking statements. Although we believe our forward-looking statements are based on reasonable assumptions and current expectations and projections about future events, we cannot give assurances that such expectations will prove to be correct. Forward-looking statements are subject to a variety of risks, uncertainties and assumptions. These risks and uncertainties include volatility in the price of oil, natural gas, and natural gas liquids, declines in the credit markets and the availability of credit for the Partnership as well as for producers connected to the Partnership's system and its customers, the level of creditworthiness of, and performance by the Partnership's counterparties and customers, the Partnership's ability to access capital to fund organic growth projects and acquisitions, and the Partnership's ability to obtain debt and equity financing on satisfactory terms, the Partnership's use of derivative financial instruments to hedge commodity and interest rate risks, the amount of collateral required to be posted from time-to-time in the Partnership's transactions, changes in commodity prices, interest rates, and demand for the Partnership's services, changes in laws and regulations impacting the midstream sector of the natural gas industry, weather and other natural phenomena, industry changes including the impact of consolidations and changes in competition, the Partnership's ability to obtain required approvals for construction or modernization of the Partnership's facilities and the timing of production from such facilities, and the effect of accounting pronouncements issued periodically by accounting standard setting boards. Therefore, actual results and outcomes may differ materially from those expressed in such forward-looking information.

In light of these risks, uncertainties and assumptions, the events described in the forward-looking statements might not occur or might occur to a different extent or at a different time than the Partnership has described. The Partnership undertakes no obligation to update publicly or to revise any forward-looking statements, whether as a result of new information, future events or otherwise.

Regency Energy and the Haynesville Shale



Regency Asset Overview: A Diverse Portfolio

REGENCY ENERGY PARTNERS

Regency has strategically positioned assets in key shale plays, including the Haynesville and Eagle Ford shales

Regency Asset Map


CO
KS
OK
AR
TX
LA
MS
AL
PA
MAP LEGEND
Contract Services Operating Base
Regency Gas System
Midcontinent Express Pipeline
Regency Regional Offices
Regency Corporate Headquarters – Dallas
Regency Gas Treating/ Processing Facility

Asset Summary [1]

Gathering Pipeline	5,252 miles
Treating/Processing Plants[2]	8
Intrastate Pipeline[3]	450 miles
Interstate Pipeline[4]	517 miles
Contract Compression (HP)[5]	823,369
Contract Services Assets[6]	146

1 As of 9/30/10; Zephyr assets included
2 Operated within Regency's Gathering and Processing Segment
3 Via Haynesville Joint Venture, in which Regency has a 49.99% interest
4 Via MEP Joint Venture, in which Regency has a 49.9% interest; also includes Gulf States Transmission, a 10-mile interstate pipeline that extends from Harrison County, Texas to Caddo Parish, Louisiana
5 Third-party revenue generating horsepower as of September 30, 2010
6 Assets acquired with Zephyr transaction, including 31 amine plants, 77 gas coolers, seven JT plants, nine NGL storage tanks and 22 other production equipment assets

Regency is a Full-Service Midstream Provider

REGENCY ENERGY PARTNERS

From the wellhead to market, Regency offers a full range of midstream natural gas services, including contract compression, treating, gathering and processing, transportation and marketing of natural gas and natural gas liquids

- Diversification of business segments provides multiple earnings streams and reduces business risk
- Integration of midstream and contract compression segments increases operational efficiencies
- Zephyr transaction expands treating options and uniquely positions Regency to provide a full array of contract services to customers



Gathering and Dehydration
Compression
Treating and Processing
Transmission Lines
Mixed NGLs
Natural Gas Markets
Marketable NGL Products

Haynesville Joint Venture (RIGS) Overview

Haynesville Joint Venture (RIGS) Partnership Structure	
Regency Energy Partners	49.99%
GE Energy Financial Services	.01%
Alinda Capital Partners	50%



Lisbon Plant
Bubach Plant
Dubberly Plant
Elm Grove
Louisiana
Texas
Plant Facility
Regency Intrastate Gas
Bienville Loop 36"
Elm Grove 36"
Red River 36"
Winnsboro Loop 42"
Bossier Shale Trend
Haynesville Shale Trend

RIGS Details	
Capacity / Pipeline Length	▶ 2.1 Bcf/d ▶ 450 miles
Major Shippers	▶ Petrohawk ▶ Exco ▶ BG ▶ El Paso Corporation ▶ Chesapeake
Louisiana Markets Served	▶ Union Power ▶ Swepco ▶ Louisiana Tech
Major Pipeline Interconnections	▶ Texas Gas ▶ Tennessee ▶ Trunkline ▶ Southern Natural ▶ ANR ▶ Columbia Gulf
Firm Transportation Commitments	▶ Recent expansion fully subscribed for 10-year terms at approximately 85% demand charges

Transportation Segment: RIGS Expansion Volume

- The 121-mile Haynesville Expansion and Red River Lateral projects, completed in January, added an incremental 1.2 Bcf of capacity to our existing system
  - Volumes have continued to ramp up through 2010



RIGS Expansion Volume
1,400,000
1,200,000
1,000,000
800,000
600,000
400,000
200,000
-
MMbtu/d
Feb-10
Mar-10
Apr-10
May-10
Jun-10
Jul-10
Aug-10
Sep-10
Oct-10
Nov-10
Expansion Flowing
Expansion Capacity

Gathering & Processing Segment: Logansport Expansions

- Regency recently completed expansions to our Logansport system, increasing incremental gathering capacity by 485 MMcf/d



Logansport Expansion Phase 1 and 2
De Soto
Amine Plant
Regency Delivery Point
Logansport Phase 1
Logansport Phase 2
Regency Field Services LLC Logansport
Miles
REGENCY

Key Regency Gathering & Processing Assets in North Louisiana	
Dubach Processing Plant	95 MMcf/d
Lisbon Processing Plant	30 MMcf/d
Dubberly Refrigeration Plant	200 MMcf/d
Elm Grove Refrigeration Plant	200 MMcf/d
Dubach/Calhoun/Lisbon Gathering System	300 MMcf/d
Logansport Gathering System	375 MMcf/d
Logansport Treating Plant	600 GPM
Sharon Treating Plant	60 GPM

Primary Producing Formations	
Cotton Valley	James Lime
Bossier	Haynesville
Hosston - Smackover	Elm Grove

Contract Services Segment: Zephyr Acquisition

- Regency acquired Zephyr Gas Services on September 1, 2010

Zephyr Asset Overview	
Texas/Louisiana	
Amine Plants	30
Gas Coolers	77
JT Plants	6
NGL Storage Tanks	8
Other Equipment	22
Utah/Arkansas[1]	
Amine Plants	1
JT Plants	1
NGL Storage Tanks	1


Utah
Arkansas
Texas
Louisiana
Map Legend
Region 1 (LA)
Region 2 (TX, UT, AR)

Zephyr is a field services company with quality assets strategically located in high-growth areas, including the Haynesville and Eagle Ford shales

1 Not shown on map

Haynesville:
Current Status



Haynesville Drilling Activity

- Natural gas prices have hovered between $4 and $5/MMbtu during the summer
  - In the past month, prices have dipped below $4
- Rig counts in the Haynesville Shale have begun to decline from a record high in the summer of 2010



Henry Hub Spot Price
$9
$8
$7
$6
$5
$4
$3
$2
$1
$0
Oct-08
Jan-09
Apr-09
Jul-09
Oct-09
Jan-10
Apr-10
Jul-10
Oct-10



Haynesville Rig Count[1]
200
160
120
80
40
0
Oct-08
Jan-09
Apr-09
Jul-09
Oct-09
Jan-10
Apr-10
Jul-10
Oct-10

1 Source: PIRA's US Gas Rig Monitor November 12, 2010

Opportunities for Compression and Treating



(Illustrative Example)
Haynesville Type Curve
15,000
12,000
9,000
6,000
3,000
0
Mcf/d
Treating Services Required
Compression Services Required
1 3 5 7 9 11 13 15 17 19 21 23 25 27 29 31 33 35 37 39 41 43 45 47 49 51 53 55 57 59
Months
Production Volume

- Regency expects the Haynesville and Eagle Ford shales to be leading growth areas for our treating business
- Overall, new treating infrastructure will be required as most existing U.S. infrastructure is unsuitable for large, high-pressure deep shales

With both compression and treating assets, Regency is well positioned to meet producer needs from the beginning of the production cycle

Haynesville: Looking Forward



REGENCY ENERGY PARTNERS

- Haynesville is among the lowest cost shales
  - The breakeven gas price for shale plays is substantially lower than the average conventional play


North America Producing Basins
(Ranked By Cost)
Breakeven NYMEX Price ($/MMBtu)
$7.00
$6.00
$5.00
$4.00
$3.00
$2.00
$1.00
$0.00
$3.47
$3.60
$3.80
$4.13
$4.27
$4.27
$4.33
$4.80
$5.13
$5.27
$5.27
$5.93
$6.07
$6.33
$6.60
Marcellus Shale - Horiz.
Pinedale Anticline
Granite Wash Horizontal
Haynesville Shale (Core)
Barnett Shale Core Area
Bossier Lw
Eagle Ford Shale
Fayetteville
Anadarko Woodford
Arkoma Woodford Core
Piceance Valley
Barnett Non-core
Cotton Valley Sands
Arkoma Woodford Non-core
Piceance Highlands
Denotes Regency presence in selected basins

1 Sources: Wood Mackenzie, "North American Gas: The New Big Picture," August 2, 2010 and Regency internal analysis

Natural Gas Shale Play Potential

- The Haynesville Shale ranks third in worldwide production potential



Worldwide Shale Production Potential[1]
Tcfe
600
500
400
300
200
100
0
42
42
44
45
46
47
48
68
70
73
81
95
110
123
138
222
235
490
1,400
Fayetteville Shale (USA)
Kharsavey (Russia)
Barnett Shale (USA)
Orenburg (Russia)
Karachaganak (Kazakhstan)
Dauletabad-Donmez (Turkmenistan)
North Pars (Iran)
Medvezhye (Russia)
Bonavenko (Russia)
Groningen (Netherlands)
Hugoton (USA)
Zapolyarnoye (Russia)
Shtokman (Russia)
Hassi R'Mel (Algeria)
Yamburg (Russia)
Urengoy (Russia)
Haynesville Shale (USA)
Marcellus Shale (USA)
North Field-S. Pars (Qatar-Iran)

1 Source: U.S. Department of Energy (April 2009): Modern Shale Gas Development in the United States: A Primer, p. 17